SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         October 31, 2012

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 NEW GLOBAL ENERGY, INC.

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(Exact name of registrant as specified in its charter)

    WYOMING                     0-18954                    45-4349842

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(State or other jurisdiction          (Commission              (IRS Employer

of incorporation)                     File Number)           Identification No.)

109 East 17th Street,  Suite 4217,   Cheyenne, WY        82001

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(Address of principal executive offices)                                                       (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (307)  633-9192

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)

On October 31, 2012,  the Company Board of Directors, acting through the Chief Executive Officer, John Potter, accepted the resignation of Mr. Mike Cronin, CPA from his engagement to be the independent certifying accountant for the Company.

(b)

On October 31, 2012, the Company engaged MaloneBailey LLP to act as the Company’s independent registered public accountant beginning immediately and, specifically, to complete the year-end audit for fiscal year ended December 31, 2012. Neither the Company nor anyone acting on the Company’s behalf hired MaloneBailey LLP in any capacity, nor consulted with any member of that firm as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered as to the financial statements, nor was a written report or oral advice rendered that was an important factor considered by the Company or any of its employees in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was either the subject of a disagreement or reportable event under 304(a)2) of Regulation S-K during the two most recent fiscal years and subsequent interim period through October 31, 2012.

(c)

The engagement of a new accountant, and the acceptance of the resignation of the prior accountant was done by the Chief Executive Officer and member of the Board of the Company, Mr. John Potter, with the knowledge and approval of the other members of the Board of Directors.  The Company does not have an audit committee or any other committee charged with oversight of financial matters, and has entrusted this responsibility in its Chief Executive Officer acting as the Company’s Chief Financial Officer.

(d)

Since his engagement and to the date of his resignation, there have not been, nor are there now, any disagreements between the Company and Mr. Mike Cronin, P.C. with respect to any matter of accounting principles, practices, financial statement disclosure, auditing scope or procedure for the reporting and filing completed prior to this date, nor have there been any “reportable events” as defined by Regulation S-K section 304(a)(1)(v) during that same period, other than has been reported and disclosed as required  nor has his report on the financial statements for either of the past two years contained an adverse opinion,  a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles..

(f)

The Company’s prior certifying accountant, Mr. Mike Cronin, P.C.  has reviewed this disclosure and consented as set forth in exhibit EX-16.1 submitted herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 2012

New Global Energy, Inc.

By:   John Potter, CEO

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